UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Runway Growth Credit Fund Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
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RUNWAY GROWTH CREDIT FUND INC.
205 N. Michigan Ave
Suite 4200
Chicago, IL 60601
(312) 281-6270
April 2, 2019
Dear Stockholder:
You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Runway Growth Credit Fund Inc. (the “Company”) to be held on May 2, 2019 at 9:00 a.m., Eastern Time, at the offices of Eversheds Sutherland (US) LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036. Only stockholders of record at the close of business on March 22, 2019 are entitled to the notice of, and to vote at, the Annual Meeting, including any postponement or adjournment thereof.
The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. At the meeting, you will be asked to elect two directors of the Company and to ratify the selection of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
It is important that your shares be represented at the Annual Meeting, and you are encouraged to vote your shares as soon as possible. The proxy card contains instructions for voting over the Internet by electronic mail or by returning your proxy card via mail in the envelope provided. If you are unable to attend the Annual Meeting in person, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided. Your vote is important.
We look forward to seeing you at the Annual Meeting.
Sincerely yours,
/s/ R. David Spreng
R. David Spreng Chairman of the Board of Directors, President and Chief Executive Officer

RUNWAY GROWTH CREDIT FUND INC.
205 N. Michigan Ave
Suite 4200
Chicago, IL 60601
(312) 281-6270
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 2, 2019
To the Stockholders of Runway Growth Credit Fund Inc.:
The 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of Runway Growth Credit Fund Inc., a Maryland corporation (the “Company”), will be held at the offices of Eversheds Sutherland (US) LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036 on May 2, 2019, at 9:00 a.m., Eastern Time, for the following purposes:
1.
To elect two directors to serve for a term of three years, and until their successors are duly elected and qualify;

2.
To consider and vote upon the ratification of the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3.
To consider and take action upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

THE COMPANY’S BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS.
The enclosed proxy statement is also available at http://runwaygrowth.com and/or http://www.astproxyportal.com/ast/22600. These websites also include copies of the form of proxy and the Company’s Annual Report on Form 10-K to stockholders. Stockholders may request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (312) 281-6270.
You have the right to receive notice of and to vote at the Annual Meeting if you were a stockholder of record at the close of business on March 22, 2019. Whether or not you expect to be present in person at the Annual Meeting, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. Instructions are shown on the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by using the Internet.
You have the option to revoke your proxy at any time prior to the Annual Meeting, or to vote your shares personally on request if you attend the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be postponed or adjourned in order to permit further solicitation of the proxies by the Company.
By Order of the Board of Directors,
/s/ Thomas B. Raterman
Thomas B. Raterman Chief Financial Officer, Secretary and Treasurer
Chicago, IL
April 2, 2019
This is an important meeting. To ensure proper representation at the Annual Meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. You may also vote your proxy electronically over the Internet by following the instructions included with your proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

i

RUNWAY GROWTH CREDIT FUND INC.
205 N. Michigan Ave
Suite 4200
Chicago, IL 60601
(312) 281-6270
PROXY STATEMENT
2019 ANNUAL MEETING OF STOCKHOLDERS
GENERAL
This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Runway Growth Credit Fund Inc. (the “Company,” “we,” “us” or “our”), a Maryland corporation, for use at the Company’s 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 2, 2019, at 9:00 a.m. Eastern Standard Time at the offices of Eversheds Sutherland (US) LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036, and at any postponements or adjournments thereof. The Notice of Annual Meeting, this proxy statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K, which includes audited financial statements for the fiscal year ended December 31, 2018, are first being sent to stockholders on or about April 2, 2019.
We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card and the Company receives it in time for the Annual Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specify. If no specification is made, the votes entitled to be cast by such shares will be cast FOR the election of the director nominees and FOR the ratification of RSM US LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL OR VIA THE INTERNET.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON THURSDAY, MAY 2, 2019:
The Notice of Annual Meeting, this proxy statement and our annual report for the fiscal year ended December 31, 2018 are available upon filing at the following Internet address: http://www.astproxyportal.com/ast/22600.
ANNUAL MEETING INFORMATION
Date and Location
We will hold the Annual Meeting on Thursday, May 2, 2019, at 9:00 a.m. Eastern Time, at the offices of Eversheds Sutherland (US) LLP located at 1114 Avenue of the Americas, 40th Floor, New York, New York 10036.
Admission
Only stockholders of record at the close of business on the record date, March 22, 2019 (the “Record Date”), or their proxies, are entitled to receive notice of the Annual Meeting and to vote the shares for which they are stockholders of record on that date at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. As of the close of business on March 22, 2019, we had 15,401,559 shares of common stock outstanding.
Stockholders of Record: Shares Registered in Your Name.   If, on March 22, 2019 your shares were registered directly in your name then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy.

Beneficial Owners: Shares Registered in the Name of a Broker or Bank   If, on March 22, 2019 your shares were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid legal proxy from your broker or other agent.
Purpose of the Annual Meeting
At the Annual Meeting, you will be asked to vote on the following proposals:
1.
To elect two directors of the Company nominated by the Board and named in this proxy statement, who will serve for a term of three years and until their successors are elected and qualify;

2.
To ratify the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

3.
To consider and take action upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.
VOTING INFORMATION
Record Date and Quorum Required
The record date of the Annual Meeting is the close of business on March 22, 2019 (the “Record Date”). For each proposal to be voted upon, you may cast one vote for each share of common stock that you own as of the Record Date. Stockholders do not have cumulative voting rights or rights of appraisal.
A quorum of stockholders must be present for any business to be conducted at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of stockholders entitled to cast a majority of all the votes entitled to be cast as of the Record Date will constitute a quorum. On the Record Date, there were 15,401,559 shares outstanding and entitled to vote. Thus, 7,700,780 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions, “withhold” votes and broker non-votes will be deemed to be present for the purpose of determining a quorum for the Annual Meeting. However, abstentions and broker non-votes are not counted as votes cast. A “broker non-vote” with respect to a matter occurs when a broker, bank or other institution or nominee holding shares on behalf of a beneficial owner has not received voting instructions from the beneficial owner on a particular proposal and does not have, or chooses not to exercise, discretionary authority to vote the shares on such proposals.
If a quorum is not present at the Annual Meeting, the person named as chair of the Annual Meeting may adjourn the meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s).
Authorizing a Proxy for Shares Held in Your Name
If you are a record holder of shares of common stock, you can vote your shares in person at the Annual Meeting or vote now by giving us your proxy. You may authorize a proxy to vote on your behalf by mail or via the Internet, as described on the enclosed proxy card. Authorizing a proxy will not limit your right to vote in person at the Annual Meeting. A properly completed, executed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke the proxy. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations.
By giving us your proxy, you will be directing us on how to vote your shares at the Annual Meeting. Even if you plan on attending the Annual Meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the Annual Meeting.
Submitting Voting Instructions for Shares Held Through a Broker
If your shares are held in street name, the broker or nominee that holds your shares has the authority to vote them, absent your approval, only as to routine matters, which, in the case of the Annual Meeting, only applies to the proposal to ratify the appointment of our independent registered public accounting firm. For all other matters to be voted on at the Annual Meeting, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this proxy statement. In either case, they will vote your shares as you direct on their voting instruction form. You can vote by completing the enclosed voting instruction form and returning it in the enclosed U.S. postage-prepaid envelope. If you want to vote your shares in person at the Annual Meeting, you must obtain a valid proxy from your broker or nominee. You should refer to the instructions provided in the enclosed voting instruction form for further information. Additionally, the availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.
You may receive more than one proxy statement and proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those shares of common stock held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.
Revoking Your Proxy
If you are a stockholder of record, you can revoke your proxy by (1) delivering a written notice, which is received by the close of business on May 1, 2019, that you are revoking your proxy to the attention of our Corporate Secretary, Thomas B. Raterman, at 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601; (2) delivering a later-dated, properly executed proxy card, which is received no later than the opening of the polls at the Annual Meeting; or (3) voting in person at the meeting. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Attending the Annual Meeting does not revoke your proxy unless you also vote in person at the meeting.
Vote Required
Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 — To elect two directors of the Company nominated by the Board and named in this proxy statement who will serve for a term of three years and until their successors are elected and qualify	Affirmative vote of a plurality of all the votes cast at the Annual Meeting	No	Broker non-votes are not counted as votes cast for purposes of the election of directors and, therefore, will have no effect on the outcome of such election. A proxy marked “withhold” with respect to a director nominee will result in such director nominee receiving one fewer “FOR” vote that would count towards a plurality.

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 2 — To ratify the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019	Affirmative vote of a majority of the votes cast at the Annual Meeting	Yes	Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on the result of the vote on this proposal.
Confidential Voting
All voted proxies and ballots will be handled to protect your voting privacy as a stockholder. Your vote will not be disclosed except:
•
to meet any legal requirements;

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to permit the inspectors of election to tabulate and certify your vote; or

•
to adequately respond to your written comments on your proxy card.

Vote Results
Preliminary voting results will be announced at the Annual Meeting and filed on a Current Report on Form 8-K within four business days of the Annual Meeting. Final results, if different from the preliminary voting results, will be published on an amended Current Report on Form 8-K within four days after the final voting results are established.
INFORMATION REGARDING THIS SOLICITATION
The Company will bear the expense of the solicitation of proxies for the Annual Meeting, including the cost of preparing, printing, and mailing this proxy statement, the accompanying Notice of Annual Meeting, and the proxy card. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company or Runway Growth Capital LLC, the Company’s external investment adviser (“Runway Growth Capital LLC”), for which no director, officer or regular employee will receive any additional or special compensation. The address of Runway Growth Capital LLC is 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601.
The Securities and Exchange Commission (the “SEC”) has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokerages and other institutional holders of record have implemented householding. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their addresses and would like to request information about householding of their communications should contact their brokers or other intermediary holder of record. You can notify us by sending a written request to: Thomas B. Raterman,

Corporate Secretary, Runway Growth Credit Fund Inc., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601, or by calling (312) 281-6270. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.
If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Thomas B. Raterman c/o Runway Growth Credit Fund Inc., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601, Telephone: (312) 281-6270.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of March 22, 2019, the beneficial ownership of our common stock by each of our current directors, each nominee for director, each of our executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and all of our executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 22, 2019 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of March 22, 2019. Percentage of ownership is based on 15,401,559 shares of common stock outstanding as of March 22, 2019.
Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Runway Growth Credit Fund Inc., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601.
The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company.
Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Directors:
R. David Spreng	26,790(4)	*
Brian Laibow	—	*
Independent Directors:
Gary Kovacs	28,181	*
Julie Persily	8,454	*
Lewis W. Solimene, Jr.	8,454	*
Executive Officers Who Are Not Directors:
Thomas B. Raterman	7,105(5)	*
Carl M. Rizzo	—	*
Executive officers and directors as a group	78,985	*
5% or More Holders:
OCM Growth Holdings, LLC(2)	7,815,569	50.75%
Carilion Clinic(3)	1,409,038	9.15%
Retirement Plan of Carilion Clinic(3)	1,409,038	9.15%

*
Less than 1%.

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2)
Based on information included in the Form 4 filed by OCM Growth Holdings, LLC (“OCM Growth”) with the SEC on January 4, 2019. Pursuant to an irrevocable proxy, the shares held by OCM Growth must be voted in the same manner that our other stockholders vote their shares. The following entities may be deemed to have indirect beneficial ownership of the shares of common stock held by OCM Growth: (i) Oaktree Fund GP, LLC, a Delaware limited liability company (“GP LLC”), in its capacity as the manager of OCM Growth; (ii) Oaktree GP I, L.P., a Delaware limited partnership (“GP I LLC”), in its capacity as the managing member of GP LLC; (iii) Oaktree Capital I, L.P., a Delaware limited partnership (“Capital I”), in its capacity as the general partner of GP I LLC; (iv) OCM Holdings I, LLC, a Delaware limited liability company (“Holdings I”), in its capacity as the general partner of Capital I; (v) Oaktree Holdings, LLC, a Delaware limited liability company (“Holdings LLC”), in its capacity as the managing member of Holdings I; (vi) Oaktree Capital Group, LLC, a Delaware limited liability company (“OCG”), in its capacity as the managing member of Holdings LLC; and (vii) Oaktree Capital Group Holdings GP, LLC (“OCGH GP” and collectively with GP LLC, GP I LLC, Capital I, Holdings I, Holdings LLC and OCG, the “Oaktree Funds”), in its capacity as the duly appointed manager of OCG. Each Oaktree Fund disclaims beneficial ownership of all equity securities reported in the above table. OCGH GP is managed by an executive committee consisting of Howard S. Marks, Bruce A. Karsh, Sheldon M. Stone, Stephen A. Kaplan, John B. Frank, David M. Kirchheimer, and Jay S. Wintrob (the “OCGH GP Members”). In such capacity, the OCGH GP Members may be deemed to have indirect beneficial ownership of the shares of common stock held by OCM Growth. Each OCGH GP Member expressly disclaims beneficial ownership of shares of common stock held by OCM Growth, except to the extent of his respective pecuniary interest therein. The principal business address of OCM Growth is 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.

(3)
Based on information included in the amended Schedule 13D jointly filed by Carilion Clinic and Retirement Place of Carilion Clinic on January 18, 2019. The address of Carilion Clinic and Retirement Plan of Carilion Clinic is 213 South Jefferson Street, Suite 807, Roanoke, Virginia 24011.

(4)
Includes 5,942.99 shares held by Mr. Spreng directly, 16,559.75 shares held by Mr. Spreng’s 401(k) Plan, 2,878.21 shares held by Runway Growth Capital LLC and 1,409.04 shares held by Runway Growth Holdings LLC. The shares held by Runway Growth Capital LLC may be deemed to be beneficially owned by Mr. Spreng by virtue of his ownership interest therein and his position of Chief Executive Officer thereof. Mr. Spreng disclaims any beneficial ownership of these shares. The shares held by Runway Growth Holdings LLC, which is owned by Runway Growth Capital LLC, may be deemed to be beneficially owned by Mr. Spreng by virtue of his ownership interest in Runway Growth Capital LLC and his position of Chief Executive Officer thereof. Mr. Spreng disclaims any beneficial ownership of these shares.

(5)
Includes 2,818.08 shares held by Mr. Raterman directly, 2,878.21 shares held by Runway Growth Capital LLC and 1,409.04 shares held by Runway Growth Holdings LLC. The shares held by Runway Growth Capital LLC may be deemed to be beneficially owned by Mr. Raterman by virtue of his ownership interest therein and his position of Chief Financial Officer thereof. Mr. Raterman disclaims any beneficial ownership of these shares. The shares held by Runway Growth Holdings LLC, which is owned by Runway Growth Capital LLC, may be deemed to be beneficially owned by Mr. Raterman by virtue of his ownership interest in Runway Growth Capital LLC and his position of Chief Financial Officer thereof. Mr. Raterman disclaims any beneficial ownership of these shares.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the Record Date:
Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
R. David Spreng	Over $100,000
Brian Laibow	None
Independent Directors:
Gary Kovacs	Over $100,000
Julie Persily	Over $100,000
Lewis W. Solimene, Jr.	Over $100,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
Dollar ranges were determined using the number of shares that are beneficially owned as of March 22, 2019, multiplied by the Company’s net asset value per share as of December 31, 2018, which was $15.17.

(3)
The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

PROPOSAL 1: ELECTION OF DIRECTORS
Our business and affairs are managed under the direction of the Board. Pursuant to our articles of amendment and restatement, (the “Articles of Amendment and Restatement”), the number of directors is set at three unless otherwise designated by the Board pursuant to our bylaws. In accordance with our bylaws, the Board has designated the number of directors to be five, three of whom are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of us, Runway Growth Capital LLC or our respective affiliates. The Board is divided into three classes of directors serving staggered three-year terms. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. At each Annual Meeting, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors have been duly elected and qualify or any director’s earlier resignation, death or removal.
The terms of R. David Spreng and Brian Laibow, each Class III directors, will expire at the Annual Meeting, and the Nominating and Corporate Governance Committee has recommended, and the Board has nominated each of Mr. Spreng and Mr. Laibow to stand for re-election at the Annual Meeting and to hold office until the annual meeting to be held in 2022 and until each of their successors are duly elected and qualify. Messrs. Spreng and Laibow are considered “interested persons” (as defined in the 1940 Act) of the Company.
Mr. Spreng and Mr. Laibow have each indicated their willingness to continue to serve if elected and have consented to be named as a nominee. Mr. Spreng is not being nominated to serve as directors pursuant to any agreement or understanding between he and the Company. Mr. Laibow is being nominated to serve as a director pursuant to an agreement between OCM Growth and the Company (the “OCM Agreement”). Under the OCM Agreement, OCM has a right to nominate a member of our board of directors, who would be considered an “interested” person of the Company (as defined in the 1940 Act). OCM has nominated Mr. Laibow.
A stockholder can vote for or withhold his or her vote for the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named in this proxy statement. If the nominees should decline or be unable to serve as directors, it is intended that the proxy will be voted for the election of such people as is nominated as a replacement by the Nominating and Corporate Governance Committee and the Board. The Board has no reason to believe that the nominees will be unable or unwilling to serve.
Required Vote
The director nominees shall be elected by a plurality of all the votes cast at the Annual Meeting in person or by proxy, provided that a quorum is present. If you vote “withhold authority” with respect to the nominees, your shares will not be voted with respect to the nominees indicated. Because directors are elected by a plurality of the votes, an abstention will have no effect on the outcome of the vote and, therefore, is not offered as a voting option for this proposal. Shares represented by broker non-votes also are not considered votes cast and thus have no effect on the proposal.
The Board unanimously recommends a vote “FOR” the election of R. David Spreng and Brian laibow.
Biographical Information
Set forth below is a brief biography of Mr. Spreng, Mr. Laibow, and of all other members of the Board who will continue in office. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led the Board to conclude that the applicable director should serve on our Board at this time. In addition, set forth further below is a biography of each executive officer who is not a director. Unless otherwise indicated by footnote, the address for each listed individual is 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601.

Nominees for Election as Class III Directors
Name	Age	Position	Expiration of Term	Director Since
R. David Spreng	57	Chairman of the Board (Interested), Chief Executive Officer and President	2019	2015
Brian Laibow	41	Director (Interested)	2019	2017
R. David Spreng is our President, Chief Executive Officer and Chairman of the Board and is the founder, Chief Executive Officer and Chief Investment Officer of Runway Growth Capital LLC, our external investment adviser. Mr. Spreng has over 25 years of experience as a venture capitalist and seven years as a growth-debt lender. Mr. Spreng also currently serves as a Partner of Decathlon Capital Partners, which he co-founded in 2010 as a provider of growth capital for established companies. He also currently serves as Managing Partner of Crescendo Ventures, which he co-founded in 1998 as a venture capital firm focused on early-stage investments in the technology, digital media and technology-enabled service markets. He founded IAI Ventures in 1994, before which he served as Vice President and then Senior Vice President of Investment Advisers Inc., a $20 billion diversified asset management firm from 1989 to 1994. Mr. Spreng served on the board and as chairman of the Government Affairs Committee of the National Venture Capital Association from 2005 to 2009. He served as an advisory board member of the Silicon Valley Executive Network from 2007 to 2012 and as a member of the Silicon Valley Executive Network from 2007 to 2015. Mr. Spreng has been an active member of the World Economic Forum community since 2005, including as a frequent panelist in Davos, as a member of the Technology Pioneers Selection Committee, the Steering Committee for Entrepreneurship and Successful Growth Strategies, and as an adviser to the Alternative Investments 2020 and Mainstreaming Impact Investing initiatives. Mr. Spreng currently serves on the board of directors of a number of private companies. In addition, Mr. Spreng served on the board of directors for Envivio, Inc., a provider of software-based IP video processing and distribution solutions, from 2004 to 2015, when it was acquired by Ericsson and previously served on the board of directors of Compellent Technologies, a publicly-traded provider of enterprise-class network solutions, from 2006 to 2011, prior to its acquisition by Dell. He also served on the board of directors of GSV Capital Corp., an investment company, from 2011 to 2015. Mr. Spreng is a graduate, with distinction, of the University of Minnesota.
The Board has concluded that Mr. Spreng’s experience in managerial positions in investment management, venture capital and direct growth-debt lending provides the Board valuable industry-specific knowledge and expertise on these and other matters, thus qualifying him to serve as a member of the Board.
Brian Laibow has served as a member of the Board since 2017. Mr. Laibow currently serves as a managing director at Oaktree Capital Management, L.P. (“Oaktree”) and has served in various capacities at Oaktree since 2006. Mr. Laibow previously worked at Caltius Private Equity, a middle market LBO firm in Los Angeles, in 2005. Mr. Laibow’s prior experience includes Director of M&A and Corporate Strategy at EarthLink, Inc., senior business analyst at McKinsey & Company and an investment banking internship at J.P. Morgan. Mr. Laibow has served as a member of the board of directors of Aleris Corporation, a holding company, since 2010. Mr. Laibow graduated magna cum laude with a B.A. degree in economics from Dartmouth College and studied economics at Oxford University. Mr. Laibow received his M.B.A. from Harvard Business School.
The Board has concluded that Mr. Laibow’s experience in middle market lending and investment banking provides the Board valuable expertise, thus qualifying him to serve as a member of the Board.
Incumbent Class I Director: Term Expiring 2020
Name	Age	Position	Expiration of Term	Director Since
Gary Kovacs	55	Director (Independent)	2020	2016
Gary Kovacs has served as a member of the Board since 2016 and is a member of the Audit Committee and Chair of the Nominating and Corporate Governance Committee. Mr. Kovacs has served as Chief Executive Officer of Accela, Inc., a provider of technology solutions, since December 2018. Prior to joining

Accela, Mr. Kovacs served as managing director of AVG Technologies N.V.’s management board and as Chief Executive Officer of AVG from 2013 to December 2016. Prior to joining AVG, Mr. Kovacs served as Chief Executive Officer of Mozilla Corporation from 2010 to 2013. Prior to joining Mozilla, Mr. Kovacs held senior leadership roles as Senior Vice President of Markets, Solutions & Products at Sybase through to the acquisition by SAP, and as General Manager and Vice President of Mobile & Devices at Macromedia and Adobe. Previously, he led Zi Corporation, a public company specializing in embedded software and services for mobile and consumer devices. Before founding Zi Corporation, Mr. Kovacs spent 10 years at IBM in leadership positions in product management, sales, marketing and operations within the global software division. Mr. Kovacs graduated from the University of Calgary, in Canada, with his Bachelor of Commerce and an MBA with distinction. Mr. Kovacs serves on the advisory board of DocuSign, and the board of directors of Desire to Learn (D2L), ePhox Corporation, Sensory, Inc. and Make-a-Wish Foundation (Bay Area Chapter). He is also a member of the University of Calgary Management Advisory Council.
The Board has concluded that Mr. Kovacs’ extensive leadership experience in the technology industry qualifies him to serve as a member of the Board.
Incumbent Class II Directors: Term Expiring 2021
Name	Age	Position	Expiration of Term	Director Since
Julie Persily	53	Director (Independent)	2021	2017
Lewis W. Solimene, Jr.	59	Director (Independent)	2021	2017
Julie Persily has served as a member of the Board since 2017 and is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Ms. Persily has also served as a member of the board of directors of CM Finance Inc (Nasdaq: CMFN), a business development company (“BDC”), since 2013; and SEACOR Marine Holdings Inc. (NYSE: SMHI), a global marine and support transportation services company, since April 2018. Ms. Persily retired in 2011 after serving as the Co-Head of Leveraged Finance and Capital Markets of Nomura Securities North America, a unit of Nomura Holdings Inc. (NYSE: NMR), a securities and investment banking company, since July 2010. Ms. Persily previously served in various capacities at Citigroup Inc. (NYSE: C), a financial services company, including as the Co-Head of Leveraged Finance Group from December 2006 to November 2008, the Head of Acquisition Finance Group from December 2001 to November 2006 and as Managing Director from July 1999 to November 2001. From 1990 to 1999, Ms. Persily served in various capacities including as a Managing Director, Leveraged Finance at BT Securities Corp., a financial services company and a subsidiary of Bankers Trust Corp., which was acquired by Deutsche Bank in April 1999. From 1987 to 1989, Ms. Persily served as an analyst at Drexel Burnham Lambert, a securities and investment banking company. Ms. Persily received a B.A. in psychology and economics from Columbia College and a M.B.A. in financing and accounting from Columbia Business School.
The Board has concluded that Ms. Persily’s extensive experience with structuring, negotiating and marketing senior loans and high-yield and mezzanine financings brings important and valuable skills to the Board.
Lewis W. Solimene, Jr. has served as a member of the Board since 2017 and is the Chair of the Audit Committee and a member the Nominating and Corporate Governance Committee. Mr. Solimene has served as a Managing Director and Head of Opportunistic Investments at Allstate Investments since March 2016, where he is responsible for managing a portfolio strategy that focuses on deploying debt and equity capital in dislocated markets, out-of-favor sectors and special solutions. Prior to joining Allstate Investments, Mr. Solimene was Senior Managing Director and Head of the Restructuring and Special Situations Group, as well as the Chicago office, at Macquarie Capital from 2007 to 2016. He was also a Managing Director at Giuliani Capital Advisors LLC from 2004 to 2007, where he ran the Restructuring Advisory Practice. At Ernst & Young Corporate Finance LLC from 2000 to 2004, Mr. Solimene was a Managing Director specializing in providing strategic solutions for underperforming and over-leveraged companies. From 1981 to 2000, Mr. Solimene held a number of leadership roles at Bank of America (and its predecessor, Continental Illinois National Bank and Trust Company), including as a Managing Director in the Global Special Situation Group where he managed a proprietary capital portfolio of stressed and distressed bank debt, private placements, high-yield bonds and equities. Mr. Solimene currently serves on the boards of directors of a number of privately held companies and non-profit organizations. He received a B.S. in Finance from Western Illinois University and an M.B.A. from the University of Chicago Graduate School of Business.
The Board has concluded that Mr. Solimene’s over 30 years of investment management, investment banking, restructuring, advisory and corporate finance experience with companies that have complex capital needs qualifies him to serve as a member of the Board.
Executive Officers Who Are Not Directors
Name	Age	Position	Officer Since
Thomas B. Raterman	59	Chief Financial Officer, Treasurer and Secretary	2015
Carl Rizzo	67	Chief Compliance Officer	2015
Thomas B. Raterman has served as our Chief Financial Officer, Treasurer and Secretary, and as the Chief Financial Officer of Runway Growth Capital LLC since 2015. Mr. Raterman formerly served as Director, Chief Operating Officer and Chief Financial Officer of GSV Financial Group from February 2011 to December 2016. Mr. Raterman has more than 30 years of corporate finance, investment banking, private equity and financial executive management experience with rapidly growing entrepreneurial companies. Mr. Raterman has been the President of Burling Street Capital LLC, a boutique financial advisory and private equity firm, since 2001. Mr. Raterman also served as chairman and Chief Executive Officer of a boutique financial advisory firm, InterOcean Financial Group LLC, and its wholly-owned subsidiaries from March 2006 to August 2009, where he led the day-to-day operations of InterOcean Financial Group’s merchant banking and private equity business. In addition, he served as Chief Financial Officer, Executive Vice President and Central Region Manager of LKQ Corporation from February 1998 to February 2001. During his tenure, LKQ completed 31 acquisitions and grew to $225 million in revenue. Today LKQ Corporation is publicly traded (NASDAQ: LKQX). Mr. Raterman also served as a Vice President of Flynn Enterprises, Inc., a family office and venture capital and consulting firm, from June 1995 to February 2001. Earlier in his career, Mr. Raterman worked at several leading commercial lending firms including GE Capital, Continental Illinois National Bank and Security Pacific Bank. Mr. Raterman earned a Masters of Management with a concentration in Finance from Northwestern University Kellogg Graduate School of Management and a Bachelor of Science from Miami University in Oxford, Ohio.
Carl M. Rizzo has served as our Chief Compliance Officer since 2015. Mr. Rizzo has served as a Director at Alaric Compliance Services LLC since April 2011 and performs his functions as our Chief Compliance Officer under the terms of an agreement between the Company and Alaric Compliance Services LLC. Mr. Rizzo has also served as the Chief Compliance Officer for GSV Capital Corp. (Nasdaq: GSVC), a BDC, and its investment adviser, GSV Asset Management, LLC (“GSV Asset Management”), since 2015, and for TriplePoint Venture Growth BDC Corp. (NYSE: TPVG), a BDC, and its investment adviser, TPVG Advisers LLC, since both commenced operations in 2014. He also served as Chief Compliance Officer for Clearlake Capital Group LP from January 2014 to February 2015. At Alaric Compliance Services LLC, Mr. Rizzo served from May 2011 to November 2011 as interim Chief Compliance Officer for AEGON USA Investment Management, LLC, an SEC-registered investment adviser then with assets under management of approximately $110 billion. From 2006 to 2009, Mr. Rizzo served as Senior Principal Consultant with ACA Compliance Group, a regulatory compliance consulting firm. From 1994 to 2005, he served as principal in-house regulatory compliance attorney for the investment management units of several firms in the bank and insurance channels of the U.S. asset management industry, most recently (from 2001 to 2005) as Assistant General Counsel at Bank of America Corporation in Charlotte, NC. Mr. Rizzo received a Masters of Law degree in federal securities regulation from Georgetown University. Mr. Rizzo received a Bachelor of Arts degree from Davidson College and received a Juris Doctor degree from the University of Richmond’s T.C. Williams School of Law.

CORPORATE GOVERNANCE
Board Composition
The Board consists of five members. Pursuant to the Articles of Amendment and Restatement, the Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The term of our Class II directors will expire at the Annual Meeting; the term of our Class III directors will expire at the 2019 annual meeting of the stockholders; and the term of our Class I directors will expire at the 2020 annual meeting of stockholders. The current composition of the Board is described above under “— Biographical Information”.
Independent Directors
Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company or any of its affiliates (the “Independent Directors”).
Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and the Company, Runway Growth Capital LLC, or of any of their respective affiliates, the Board has determined that Ms. Persily and Messrs. Kovacs and Solimene qualify as Independent Directors. Each director who serves on the Audit Committee is an Independent Director for purposes of Rule 10A-3 under the Exchange Act.
Interested Directors
Messrs. Spreng and Laibow are considered “interested persons” (as defined in the 1940 Act) of the Company. Mr. Spreng is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is the President and Chief Executive Officer of the Company and the Chief Executive Officer and Chief Investment Officer for Runway Growth Capital LLC. Mr. Laibow is an “interested person” (as defined in the 1940 Act) of the Company because he is the nominee of OCM Growth, a majority shareholder of the Company, to the Board and because he serves on the Board of Managers and investment committee of Runway Growth Capital LLC.
Board Meetings and Attendance
The Board met four times during 2018. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which he or she served (during the periods that he or she served). The Board’s standing committees are set forth below under “— Committees of the Board of Directors”. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders. Each director attended the Annual Meeting in 2018.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, the Board approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.
Under our bylaws, the Board may designate a Chair to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the Company’s and our stockholders’ best interests at such times.

Presently, Mr. Spreng serves as the Chairman of the Board. Mr. Spreng is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is the President and Chief Executive Officer of the Company and the Chief Executive Officer and Chief Investment Officer for Runway Growth Capital LLC. Mr. Spreng’s familiarity with Runway Growth Capital LLC’s investment platform and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of the Board. Our view is that we are best served through this existing leadership structure, as Mr. Spreng’s relationship with Runway Growth Capital LLC provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.
The Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director serves as Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
Board’s Role in Risk Oversight
The Board performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board and are comprised solely of Independent Directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.
As described below in more detail under “— Committees of the Board of Directors,” the Audit Committee and Nominating and Corporate Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, systems of internal controls regarding finance and accounting, audits of the Company’s financial statements and establishing guidelines and making recommendations to the Board regarding the valuation of our investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.
The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of the Company and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors at least once each year.
We believe that the Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Committees of the Board of Directors
The Board has established an Audit Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future. The Board does not have a standing compensation committee because our executive officers do not receive any direct compensation from us. Both the Audit Committee and the Nominating and Corporate Governance Committee operate pursuant to a charter, each of which is available under the “Document Center” section of our website at http://runwaygrowth.com/document-center/, and is also available in print to any stockholder who requests a copy.
Audit Committee
The members of our Audit Committee are Messrs. Solimene and Kovacs and Ms. Persily, each of whom is not considered an “interested person” (as defined in the 1940 Act) of the Company. Mr. Solimene serves as Chair of the Audit Committee. The Board has determined that Mr. Solimene is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. Solimene and Kovacs and Ms. Persily meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements. The Audit Committee held eight meetings in 2018.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board. The members of the Nominating and Corporate Governance Committee are Ms. Persily and Messrs. Solimene and Kovacs, each of whom is considered independent under the rules of the NASDAQ Global Select Market and is not an “interested person” (as defined in the 1940 Act) of the Company. Mr. Kovacs serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee thereof, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee may consider nominating an individual recommended by a stockholder for election as a director if such stockholder complies with the advance notice provisions of our bylaws.
The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:
•
are of high character and integrity;

•
are accomplished in their respective fields, with superior credentials and recognition;

•
have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•
have sufficient time available to devote to our affairs;

•
are able to work with the other members of the Board and contribute to our success;

•
can represent the long-term interests of our stockholders as a whole; and

•
are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves our needs and the interests of our stockholders. In addition, as part of the Board’s annual-self assessment, the members of our Nominating and Corporate Governance Committee will evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee held one meeting in 2018.
Communication with the Board of Directors
Stockholders with questions about us are encouraged to contact Thomas B. Raterman, Corporate Secretary, 205 N. Michigan Ave, Suite 4200, Chicago IL 60601(312) 281-6270. However, if stockholders believe that their questions have not been addressed, they may communicate with the Board directly by sending their communications to Runway Growth Credit Fund Inc. Board of Directors, 205 N. Michigan Ave, Suite 4200, Chicago IL 60601. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).
All communications involving accounting, internal accounting controls and auditing matters, possible violations of, or non-compliance with, applicable legal and regulatory requirements or policies, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of such a complaint, will be referred to the Audit Committee.
The acceptance and forwarding of a communication to any director does not imply that the director owes or assumes any fiduciary duty to the person submitting the communication, all such duties being only as prescribed by applicable law.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics which applies to, among others, our senior officers, including our Chief Executive Officer and our Chief Financial Officer, as well as any of our other officers, directors and employees. Our code of business conduct and ethics is available on our website at http://runwaygrowth.com/document-center/. We will report any material amendments to or waivers of a required provision of our code of business conduct and ethics on our website and/or in a Current Report on Form 8-K.

Compensation of Directors
The following table sets forth the compensation received by our directors for the year ended December 31, 2018. No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, for their service as directors.
Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
R. David Spreng	—	—	—
Brian Laibow	—	—	—
Independent Directors
Gary Kovacs	$71,000	—	$71,000
Julie Persily	$66,000	—	$66,000
Lewis W. Solimene, Jr.	$71,000	—	$71,000

(1)
For a discussion of the Independent Directors’ compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The Independent Directors receive an annual fee of  $50,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in-person each regular meeting of the Board and $1,500 for attending any regular Board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in-person and $500 for attending any committee meeting telephonically. In addition, they will receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each special Board meeting. The Chair of the Audit Committee receives an annual fee of  $5,000. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent Directors will have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the per share net asset value of our common stock.
Compensation of Executive Officers
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Runway Growth Capital LLC, Runway Administrator Services, LLC, our administrator (the “Administrator”), or their affiliates, pursuant to the terms of our investment advisory agreement with Runway Growth Capital LLC (the “Advisory Agreement”), and the administration agreement with the Administrator (the “Administration Agreement”), as applicable. Our day-to-day investment and administrative operations are managed by Runway Growth Capital LLC and the Administrator. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by Runway Growth Capital LLC, the Administrator or their affiliates. Mr. Rizzo, our Chief Compliance Officer, has been appointed pursuant to an agreement between the Company and Alaric Compliance Services LLC and is compensated by Alaric Compliance Services LLC.
None of our executive officers receive direct compensation from us. We reimburse the Administrator the allocable portion of the compensation paid by the Administrator (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). Certain of our executive officers and other members of Runway Growth Capital LLC’s investment committee, including Messrs. Spreng and Raterman, through their ownership interest in or management positions with Runway Growth Capital LLC, may be entitled to a portion of any profits earned by Runway Growth Capital LLC, which includes any fees payable to Runway Growth Capital LLC under the terms of the Advisory Agreement, less expenses incurred by Runway Growth Capital LLC in performing its services under the Advisory Agreement. See “Certain Relationships and Related Transactions” below.

We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Certain members of Runway Growth Capital LLC’s senior investment team and investment committee serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by Runway Growth Capital LLC with similar investment objectives. Similarly, Runway Growth Capital LLC may have other clients with similar, different or competing investment objectives.
Our investment strategy includes investments in secured loans, together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. As a result, members of Runway Growth Capital LLC’s senior investment team and investment committee, in their roles at Runway Growth Capital LLC, may face conflicts in the allocation of investment opportunities among us and other investment vehicles that may in the future be managed by Runway Growth Capital LLC with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with Runway Growth Capital LLC’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles that may in the future be managed by Runway Growth Capital LLC’s senior investment team, such investment will be apportioned by Runway Growth Capital LLC’s senior investment team in accordance with (1) Runway Growth Capital LLC’s internal conflict of interest and allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good-faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us. Runway Growth Capital LLC believes this allocation system is fair and equitable, and consistent with its fiduciary duty to us. In particular, we have disclosed to investors how allocation determinations are made among any investment vehicles managed by Runway Growth Capital LLC.
In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us, stockholders that own more than 5% of us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by the Board or exemptive relief for such transaction. The Board will review these procedures on an annual basis.
In the future, we may co-invest with investment funds, accounts and vehicles managed by Runway Growth Capital LLC, where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. We generally will only be permitted to co-invest with such investment funds, accounts and vehicles where the only term that is negotiated is price.
Advisory Agreement
We have entered into the Advisory Agreement with Runway Growth Capital LLC. Mr. Spreng, our President, Chief Executive Officer and Chairman of our Board of Directors, and a member of Runway Growth Capital LLC’s investment committee, has a direct pecuniary interest in Runway Growth Capital and an indirect pecuniary interest in Runway Growth Capital through his ownership interest in Runway Growth Holdings LLC (“Runway Growth Holdings”), which has an ownership interest in Runway Growth Capital. Mr. Raterman, our Chief Financial Officer and a member of Runway Growth Capital LLC’s investment committee, has a direct pecuniary interest in Runway Growth Capital LLC and an indirect pecuniary interest in Runway Growth Capital LLC through his ownership interest in Runway Growth Holdings. Mr. Laibow, our director, and a member of Runway Growth Capital LLC’s investment committee, has a direct pecuniary interest in Runway Growth Capital LLC and an indirect pecuniary interest in Runway Growth Capital through his ownership interest in Runway Growth Holdings, which has an ownership interest in Runway Growth Capital. Matthew Hanson, a member of Runway Growth Capital LLC’s investment committee, also has a direct pecuniary interest in Runway Growth Capital LLC and an indirect pecuniary interest in Runway Growth Capital LLC through his ownership interest in Runway Growth Holdings. Pursuant to the Advisory Agreement, we pay Runway Growth Capital LLC a base management fee and an incentive fee for its services. We paid Runway Growth Capital LLC management fees of  $4,812,500 and incentive fees of  $1,051,627 for the year ended December 31, 2018.
Runway Growth Capital LLC is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and conducting diligence on our investments and monitoring our investment portfolio on an ongoing basis. Runway Growth Capital LLC’s incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of Runway Growth Capital LLC are involved in the valuation process for our portfolio investments. See the “Risk Factors” sections of our public SEC filings for more information about these potential conflicts of interest.
Administration Agreement
We have entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of Runway Growth Capital LLC, pursuant to which the Administrator is responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Pursuant to the Administration Agreement, we pay the Administrator an amount equal to our allocable portion (subject to the review of the Board) of the Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance functions. Pursuant to the terms of the Administration Agreement, the amounts payable to the Administrator from us in any fiscal year will not exceed the greater of  (i) 0.75% of the aggregate capital commitments as of the end of the most recently completed fiscal year and (ii) $1 million. We reimbursed the Administrator $614,405 and accrued a payable of  $116,697 due to the Administrator for the year ended December 31, 2018, which includes amounts reimbursable to the Administrator for organizational and offering costs, professional fees and other expenses.
License Agreement
We have entered into a license agreement with Runway Growth Capital LLC pursuant to which Runway Growth Capital LLC has agreed to grant us a non-exclusive, royalty-free license to use the name “Runway.” Under this agreement, we have the right to use the “Runway” name for so long as Runway Growth Capital LLC or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Runway” name.
If any of the contractual obligations discussed above are terminated in the future, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we receive under the Advisory Agreement and the Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.
Oaktree Strategic Relationship
In December 2016, GSV Growth Credit LLC entered into a strategic relationship with Oaktree. In connection with the strategic relationship, OCM Growth, which is managed by Oaktree, made a $125 million capital commitment to us, which was subsequently increased to $139.0 million (the “Initial OCM Commitment”). OCM Growth has granted a proxy to us pursuant to which the shares held by OCM Growth will be voted in the same manner as our other stockholders vote their shares.
In connection with the Initial OCM Commitment, we entered into the Stockholder Agreement with OCM Growth, pursuant to which OCM Growth has a right to nominate a member of the Board for election. Brian Laibow was appointed to the Board, effective January 25, 2017, as OCM Growth’s representative. OCM Growth also holds an interest in Runway Growth Capital LLC and has the right to appoint a member to each of Runway Growth Capital LLC’s board of managers and investment committee. OCM Growth’s initial appointee to Runway Growth Capital LLC’s board of managers and investment committee is Brian Laibow. See the “Risk Factors” sections of our public SEC filings for more information about these potential conflicts of interest.
Mr. Laibow is an employee of Oaktree, and we expect that he will continue to engage in investment advisory activities for Oaktree, which could result in a conflict of interest and may distract him from his responsibilities to us and Runway Growth Capital LLC. Messrs. Spreng and Raterman will monitor the relationship with Mr. Laibow for any conflicts of interest and will seek to resolve them on our behalf, subject to the oversight of the Board. Mr. Laibow will recuse himself from consideration of any potential conflicts related to Oaktree, should any such conflicts arise.
Board of Directors
As of the Record Date, certain of our current directors and executive officers, and their immediate family members, have committed, directly and indirectly, an aggregate of  $1,350,000 in capital commitments to us.
Five Percent or More Holders
As of the Record Date, Carilion Clinic and Retirement Plan of Carilion Clinic have each committed $25 million in capital commitments to us. OCM Growth’s capital commitment is described above. See “Security Ownership of Certain Beneficial Owners and Management” for more information.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act and the disclosure requirements of Item 405 of SEC Regulation S-K require that our directors and executive officers, and any persons holding more than 10% of any class of our equity securities report their ownership of such equity securities and any subsequent changes in that ownership to the SEC. Such executive officers, directors and stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the written statements and copies of such reports furnished to us by our executive officers, directors and greater-than-10% beneficial owners, we believe that during fiscal year 2018, all Section 16(a) filing requirements applicable to the executive officers, directors and stockholders were timely satisfied.

PROPOSAL 2: RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board, including the Audit Committee, which consists solely of Independent Directors, has selected RSM US LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019.
RSM US LLP has advised us that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in us or our affiliates. It is expected that a representative of RSM US LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she chooses and will be available to answer questions.
Principal Accountant Fees and Services
The following aggregate fees by RSM US LLP were billed for work attributable to audit, tax and other services provided to the Company in each of the fiscal years ended December 31, 2018 and 2017.
	Fiscal Year Ended December 31, 2018	Fiscal Year Ended December 31, 2017
Audit Fees	$300,000	$330,514
Audit-Related Fees	18,469	19,428
Tax Fees	19,250	18,000
All Other Fees	—	7,300
Total Fees:	$337,719	$375,242

Services rendered by RSM US LLP in connection with fees presented above were as follows:
Audit Fees.   Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standards, this category contains fees for comfort letters, statutory audits, consents, and assistance with and review of documents filed with the SEC.
Audit-Related Fees.   Audit related fees are assurance-related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation.
Tax Fees.   Tax fees include professional fees for tax compliance and tax advice.
All Other Fees.   Fees for other services would include fees for products and services other than the services reported above.
Pre-Approval Policy
The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by RSM US LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. In accordance with the pre-approval policy, the Audit Committee includes every year a discussion and pre-approval of such services and the expected costs of such services for the year.
Any requests for audit, audit-related, tax and other services that have not received general pre-approval at the first Audit Committee meeting of the year must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors of Runway Growth Credit Fund Inc. operates under a written charter adopted by the Board of Directors. The Audit Committee is currently composed of Ms. Persily and Messrs. Solimene and Kovacs.
As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements to be filed with the SEC for the fiscal year ended December 31, 2018. Management advised the Audit Committee that all financial statements were prepared in accordance with U.S. GAAP, and reviewed significant accounting matters with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 16, Communications with Audit Committees. SAS No. 16 requires our independent registered public accounting firm to discuss with our Audit Committee, among other things, the following:
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methods used to account for significant unusual transactions;

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the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;

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the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors’ conclusions regarding the reasonableness of those estimates; and

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disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the consolidated financial statements.

Additionally, the Audit Committee has discussed with RSM US LLP the matters required to be discussed by Statement of Auditing Standards No. 18, Related Parties.
The Audit Committee received and reviewed the written disclosures from RSM US LLP required by the applicable Public Company Accounting Oversight Board (United States) (the “PCAOB”) rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence, and has discussed with RSM US LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to RSM US LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting RSM US LLP from performing services that might impair its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s financial statements as of and for the year ended December 31, 2018 be included in the 2018 Form 10-K, for filing with the SEC. The Audit Committee also recommended the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2018 and the Board approved such recommendation.
Respectfully Submitted,
Audit Committee Members
Lewis W. Solimene, Jr., Chair
Gary Kovacs
Julie Persily
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Unless marked to the contrary, the shares represented by the enclosed proxy card will be voted for ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2019.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE SELECTION OF RSM US LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019.

OTHER BUSINESS
The Board knows of no other business to be presented for action at the Annual Meeting. If any matters do come before the Annual Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Annual Meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Annual Meeting unless certain securities law requirements are met.

SUBMISSION OF STOCKHOLDER PROPOSALS
The Company expects that the 2020 Annual Meeting of Stockholders will be held in May 2020, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at the 2019 Annual Meeting of Stockholders pursuant to the SEC’s Rule 14a-8 must submit the proposal in writing to the Corporate Secretary of Runway Growth Credit Fund Inc. at 205 N Michigan Ave, Suite 4200, Chicago, Illinois 60601. The Company must receive the proposal on or before November 29, 2018, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting. The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting.
Stockholder proposals or director nominations to be presented at the 2020 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the stockholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules. The item to be brought before the meeting must be a proper subject for stockholder action. Our bylaws require that to be timely, a stockholder’s notice shall set forth all information required and shall be delivered to the secretary at the principal executive office of the Company at the above address not earlier than the 150th day prior to the first anniversary of the date of this proxy statement nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of this proxy statement. As a result, for the Company’s 2020 Annual Meeting of Stockholders, a stockholder’s notice pursuant to these provisions of our bylaws must be received no earlier than October 31, 2019 and no later than 5:00 p.m., Eastern Time, on November 30, 2019; provided, however, that in the event that the date of the 2019 Annual Meeting of Stockholders is advanced or delayed by more than 30 days from the first anniversary of this Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2020 Annual Meeting of Stockholders and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of the 2020 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2020 Annual Meeting of Stockholders is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder’s notice.
In accordance with our bylaws, the chair of any annual meeting of stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting.
You are cordially invited to attend the Annual Meeting in person. Regardless of whether you plan to attend the Annual Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope, or to vote through the internet.
By Order of the Board of Directors,
/s/ Thomas B. Raterman
Thomas B. Raterman Chief Financial Officer, Secretary and Treasurer
Chicago, Illinois
April 2, 2019

Privacy Policy
We are committed to protecting your privacy. This privacy notice, which is required by state and federal law, explains our privacy policies. This notice supersedes any other privacy notice you may have received from us, and its terms apply to both our current customers and former customers.
How We Protect Your Personal Information
We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain physical, electronic, and procedural safeguards that comply with federal and state standards.
What Kind of Information We Collect
The only information we collect from you is your name, address, tax identification number, and number of shares you hold.
How We Use this Information
This information is used only so that we can service your account, send you distributions, annual reports and other information about the Company, and send you proxy statements or other information required by law.
Who Has Access to Personal Information
We do not share customer information with any non-affiliated third party except as described below.
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Authorized Employees of Runway Growth Capital LLC and the Administrator.   It is our policy that only authorized employees of Runway Growth Capital LLC and/or the Administrator who need to know your personal information will have access to it.

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Service Providers.   We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades and mailing information to you. These companies are required to protect your information and use it solely for the purpose for which they received it.

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Courts and Government Officials.   If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena or court order will be disclosed.

Updating Your Information
To help us keep your customer information up-to-date and accurate, please contact Runway Growth Capital LLC, at the address below, if there is any change in your personal information.
Runway Growth Capital LLC
205 N. Michigan Ave
Suite 4200
Chicago, IL 60601
ATTN: Chief Compliance Officer

14475 RUNWAY GROWTH CREDIT FUND INC. Proxy for Annual Meeting of Shareholders on May 2, 2019 Solicited on Behalf of the Board of Directors The undersigned hereby appoints R. David Spreng and Thomas B. Raterman, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of RUNWAY GROWTH CREDIT FUND INC., to be held May 2, 2019, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 1.1

2. To ratify the selection of RSM US LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 Note: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof, including procedural matters and matters relating to the conduct of the meeting. In order for your securities to be represented at the meeting, it will be necessary for us to have your specific voting instructions. Please complete and submit the voting instruction form (ballot). It is understood that if you submit the ballot without otherwise marking it, the securities will be voted as recommended by the Board of Directors on all matters to be considered at the meeting. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20230000000000001000 9 050219 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at - http://www.astproxyportal.com/ast/22600 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ANNUAL MEETING OF SHAREHOLDERS OF RUNWAY GROWTH CREDIT FUND INC. May 2, 2019 1. The election of the following two persons to serve as members of the Board of Directors for terms of three years and until each of their respective successors are elected and qualify O R. David Spreng O Brian Laibow FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: FOR AGAINST ABSTAIN